EXHIBIT 99.1

Apptio Announces Results for the Third Quarter 2018

Reported Q3 revenue of $59 million, 26% growth year over year

Bellevue, WA (October 29, 2018) - Apptio, Inc. (NASDAQ:APTI), the business management system of record for hybrid IT, today announced results for the fiscal third quarter ended September 30, 2018.

"Our third quarter highlights include 26% year over year revenue growth and expanding non-GAAP operating income to $4 million," said Sunny Gupta, co-founder and CEO, Apptio. "We had strong contributions from our strategic segment and continued progress with our upsells, further validating our land and expand strategy.  The move toward a digital enterprise, enabled by cloud, is fueling the need for CIOs to adopt Apptio. We are excited about our recent acquisition of FittedCloud, which will add capabilities to our offering in the rapidly expanding Hybrid and Multi-cloud market."

Third Quarter Financial Summary

•

Subscription revenue was $49.6 million, an increase of 26% from the third quarter of 2017, and comprised 84% of total revenue. Services revenue was $9.6 million, an increase of 27% from the third quarter of 2017. Total revenue was $59.2 million, an increase of 26% from the third quarter of 2017.

•

GAAP gross margin was 69.5%, as compared to the third quarter of 2017 GAAP gross margin of 70.4%.  Non-GAAP gross margin of 72.3% improved from non-GAAP gross margin of 71.7% in the third quarter of 2017.

•

GAAP operating margin was negative 4.9%, an improvement from GAAP operating margin of negative 8.6% in the third quarter of 2017. Non-GAAP operating margin improved to 7.3%, as compared to non-GAAP operating margin of 0.6% in the third quarter of 2017.

•

GAAP net loss per basic and diluted share was $0.10 based on 44.8 million weighted average shares outstanding, compared to GAAP net loss per basic and diluted share of $0.10 based on 40.1 million weighted average shares outstanding in the third quarter of 2017.

•

Non-GAAP net income per diluted share was $0.05 based on 49.3 million weighted average shares outstanding, compared to non-GAAP net income per basic and diluted share of $0.01 based on 43.3 million weighted average shares outstanding in the third quarter of 2017.

•	Cash, cash equivalents and marketable securities were approximately $258.0 million as of September 30, 2018.

Financial Outlook

Apptio provides guidance based on current market conditions and expectations and actual results may differ materially. Please refer to the company’s comments below regarding Forward-Looking Statements. Apptio is providing guidance for the fourth quarter ending December 31, 2018 and for the full year 2018 as follows:

Fourth quarter of 2018:

•	Total revenue is expected to be in the range of $61.0 to $62.0 million
•	Non-GAAP operating income of approximately $1.0 million

Full year 2018:

•	Total revenue is expected to be in the range of $233.3 and $234.3 million
•	Non-GAAP operating income of approximately $7.4 million

All forward-looking non-GAAP financial measures contained in this section titled "Financial Outlook" exclude the effects of stock-based compensation expense, acquisition-related expenses, and amortization of acquisition related intangible assets. Guidance reflects the contribution from Digital Fuel which we acquired on February 2, 2018 and the impact of the full retrospective adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) on January 1, 2018.

Conference Call Information

Apptio plans to host a conference call today to discuss the results. The call is scheduled to begin at 2:00 p.m. PT/ 5:00 p.m. ET and can be accessed by dialing 844-233-0116 (passcode: 6180216), or if outside North America, by dialing 574-990-1011 (passcode: 6180216). Individuals may also access the live teleconference from the investor relations section of the Apptio website at investors.apptio.com. A replay will be available following completion of the live broadcast.

About Apptio
Apptio (NASDAQ: APTI) is the business management system of record for hybrid IT. We transform the way IT runs its business and makes decisions. With our cloud-based applications, IT leaders manage, plan and optimize their technology investments across on-premises and cloud. With Apptio, IT leaders become strategic partners to the business by demonstrating the value of IT investments, accelerate innovation and shift their technology investments from running the business to digital innovation. Hundreds of customers choose Apptio as their business system of record for hybrid IT. For more information, please visit www.Apptio.com.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our strategy, prospects, customer demand, application adoption, potential benefits from acquired companies, and our financial outlook for the fourth quarter of, and full year, 2018. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Form 10-Q filed with the SEC on August 3, 2018.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we use the following non-GAAP financial measures: non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss per basic and diluted share, and free cash flow. In computing these measures, with the exception of free cash flow, we exclude the effects of stock-based compensation expense, acquisition-related expenses, and amortization of acquisition-related intangible assets. We define free cash flow as net cash used in operating activities, less the purchases of property and equipment. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Results of Operations GAAP to Non-GAAP Reconciliation" included at the end of this release. We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Apptio, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
		*As Adjusted		*As Adjusted

Revenue
Subscription	$49,610	$39,426	$144,287	$112,860
Professional services	9,613	7,570	28,051	23,292
Total revenue	59,223	46,996	172,338	136,152
Cost of revenue
Subscription	9,157	7,167	27,777	22,269
Professional services	8,916	6,763	26,925	21,599
Total cost of revenue	18,073	13,930	54,702	43,868
Gross profit	41,150	33,066	117,636	92,284
Operating expenses
Research and development	12,130	10,139	36,204	30,060
Sales and marketing	23,993	19,792	70,695	60,401
General and administrative	7,905	7,188	25,558	20,342
Total operating expenses	44,028	37,119	132,457	110,803
Loss from operations	(2,878)	(4,053)	(14,821)	(18,519)
Other (expense) income
Interest expense	(1,897)	(1)	(4,021)	(21)
Interest income	1,126	326	2,375	859
Other income (expense), net	109	(14)	81	(27)
Foreign exchange (loss) gain	(335)	93	(797)	159
Loss before income taxes	(3,875)	(3,649)	(17,183)	(17,549)
Provision for income taxes	(695)	(463)	(783)	(614)
Net loss	$(4,570)	$(4,112)	$(17,966)	$(18,163)
Net loss per share attributable to common stockholders, basic and diluted	$(0.10)	$(0.10)	$(0.41)	$(0.46)
Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	44,785	40,120	43,830	39,240

*As adjusted for the three and nine months ended September 30, 2017 to reflect the adoption of Accounting Standards Update, ASU, No. 2014-09, Revenue from Contracts with Customers (Topic 606).

Apptio, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	September 30,	December 31,
	2018	2017
		*As Adjusted
Assets
Current assets
Cash and cash equivalents	$177,677	$55,069
Short-term investments	77,495	93,901
Accounts receivable, net of allowance for doubtful accounts
of $839 and $413	66,485	68,782
Deferred costs	14,252	11,898
Prepaid expenses and other current assets	5,078	5,079
Total current assets	340,987	234,729
Long-term assets
Property and equipment, net of accumulated depreciation and amortization
of $25,394 and $21,924	10,592	10,437
Long-term investments	2,837	--
Deferred costs, net of current portion	18,779	17,182
Acquisition-related intangible assets, net	18,112	--
Goodwill	31,004	--
Other long-term assets	951	983
Total assets	$423,262	$263,331
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$8,492	$5,598
Accrued payroll and other expenses	19,816	16,481
Deferred revenue	118,242	116,831
Deferred rent	1,000	892
Capital leases	25	21
Total current liabilities	147,575	139,823
Long-term liabilities
Convertible senior notes, net	109,772	--
Deferred revenue, net of current portion	5,919	2,470
Deferred rent, net of current portion	2,996	3,483
Capital leases, net of current portion	103	26
Asset retirement obligation	222	199
Total liabilities	266,587	146,001

Stockholders’ equity
Class A and Class B Common stock	5	4
Additional paid-in capital	371,491	314,301
Accumulated other comprehensive income (loss)	10	(110)
Accumulated deficit	(214,831)	(196,865)
Total stockholders’ equity	156,675	117,330
Total liabilities and stockholders' equity	$423,262	$263,331

*As adjusted for the year ended December 31, 2017 to reflect the adoption of Accounting Standards Update, ASU, No. 2014-09, Revenue from Contracts with Customers (Topic 606).

Apptio, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
		*As Adjusted		*As Adjusted
Cash flows from operating activities
Net loss	$(4,570)	$(4,112)	$(17,966)	$(18,163)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Depreciation and amortization	1,316	1,575	4,000	4,657
(Accretion of discounts)/amortization of premiums on investments	(280)	5	(517)	59
Amortization of acquisition-related intangible assets	896	--	2,388	--
Amortization of deferred costs	4,272	3,477	12,222	10,093
Amortization of debt discount and issuance costs	1,588	--	3,362	18
(Gain) loss on disposal of property and equipment	(38)	11	9	7
Stock-based compensation	6,155	4,357	16,686	11,667
Foreign exchange loss (gain)	335	(93)	797	(159)
Change in operating assets and liabilities, net of impact of business combination
Accounts receivable	(7,522)	4,696	7,986	12,026
Prepaid expenses and other assets	(682)	1,779	(593)	3,260
Deferred costs	(5,448)	(4,529)	(13,611)	(10,648)
Accounts payable	265	(402)	1,104	635
Accrued expenses	3,765	(298)	2,437	(2,025)
Deferred revenue	(197)	2,892	(9,871)	72
Deferred rent	(148)	(198)	(594)	(596)
Net cash (used in) provided by operating activities	(293)	9,160	7,839	10,903
Cash flows from investing activities
Business combination, net of cash acquired	--	--	(39,041)	--
Purchases of property and equipment	(842)	(601)	(2,238)	(2,837)
Proceeds from sale of equipment	38	2	38	11
Proceeds from maturities of investments	34,400	15,375	115,950	35,075
Purchases of investments	(34,567)	(37,298)	(101,785)	(66,196)
Return of (payments for) security deposits	3	6	53	(23)
Net cash used in investing activities	(968)	(22,516)	(27,023)	(33,970)
Cash flows from financing activities
Proceeds from borrowings on convertible notes, net of discounts and issuance costs	--	--	139,438	--
Purchase of capped calls	--	--	(17,092)	--
Proceeds from exercises of common stock options	4,090	3,453	18,032	8,948
Payment of debt issuance fees	(4)	--	(469)	--
Proceeds from purchases of stock under employee stock purchase plan	--	--	2,391	2,251
Payment of initial public offering costs	--	--	--	(243)
Principal payments on capital lease obligations	(7)	(11)	(20)	(32)
Net cash provided by financing activities	4,079	3,442	142,280	10,924
Foreign currency effect on cash, cash equivalents and restricted cash	(135)	(641)	(488)	(585)
Net increase (decrease) in cash, cash equivalents and restricted cash	2,683	(10,555)	122,608	(12,728)
Cash, cash equivalents and restricted cash
Beginning of period	174,994	39,834	55,069	42,007
End of period	$177,677	$29,279	$177,677	$29,279

*As adjusted for the three and nine months ended September 30, 2017 to reflect the adoption of Accounting Standards Update, ASU, No. 2014-09, Revenue from Contracts with Customers (Topic 606).

Apptio, Inc.

Results of Operations GAAP to Non-GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
		*As Adjusted		*As Adjusted
Revenue
Subscription	$49,610	$39,426	$144,287	$112,860
Professional services	9,613	7,570	28,051	23,292
Total revenue	59,223	46,996	172,338	136,152

Cost of revenue reconciliation:
GAAP subscription	9,157	7,167	27,777	22,269
Non-GAAP adjustment:
Stock-based compensation	(286)	(330)	(894)	(927)
Amortization of acquisition-related intangible assets	(896)	--	(2,388)	--
Non-GAAP subscription cost of revenue	7,975	6,837	24,495	21,342

GAAP professional services	8,916	6,763	26,925	21,599
Non-GAAP adjustment:
Stock-based compensation	(507)	(294)	(1,314)	(842)
Non-GAAP professional services cost of revenue	$8,409	$6,469	$25,611	$20,757

Gross profit and gross margin reconciliation:
GAAP subscription gross profit	$40,453	$32,259	$116,510	$90,591
Non-GAAP adjustment:
Stock-based compensation	286	330	894	927
Amortization of acquisition-related intangible assets	896	--	2,388	--
Non-GAAP subscription gross profit	41,635	32,589	119,792	91,518
GAAP subscription gross margin	81.5%	81.8%	80.7%	80.3%
Non-GAAP subscription gross margin	83.9%	82.7%	83.0%	81.1%

GAAP professional services gross profit	697	807	1,126	1,693
Non-GAAP adjustment:
Stock-based compensation	507	294	1,314	842
Non-GAAP professional services gross profit	1,204	1,101	2,440	2,535
GAAP professional services gross margin	7.3%	10.7%	4.0%	7.3%
Non-GAAP professional services gross margin	12.5%	14.5%	8.7%	10.9%

GAAP gross profit	41,150	33,066	117,636	92,284
Non-GAAP adjustment:
Stock-based compensation	793	624	2,208	1,769
Amortization of acquisition-related intangible assets	896	--	2,388	--
Non-GAAP gross profit	$42,839	$33,690	$122,232	$94,053
GAAP gross margin	69.5%	70.4%	68.3%	67.8%
Non-GAAP gross margin	72.3%	71.7%	70.9%	69.1%

Operating expenses reconciliation:
GAAP research and development	$12,130	$10,139	$36,204	$30,060
Non-GAAP adjustment:
Stock-based compensation	(1,516)	(1,179)	(4,308)	(3,332)
Non-GAAP research and development	10,614	8,960	31,896	26,728
As a % of total revenue, non-GAAP	17.9%	19.1%	18.5%	19.6%

GAAP sales and marketing	23,993	19,792	70,695	60,401
Non-GAAP adjustment:
Stock-based compensation	(2,050)	(1,239)	(5,186)	(3,316)
Non-GAAP sales and marketing	21,943	18,553	65,509	57,085
As a % of total revenue, non-GAAP	37.1%	39.5%	38.0%	41.9%

GAAP General and administrative	7,905	7,188	25,558	20,342
Non-GAAP adjustment:
Stock-based compensation	(1,796)	(1,315)	(4,984)	(3,250)
Acquisition-related expenses and purchase accounting adjustment	(160)	--	(2,109)	--
Non-GAAP general and administrative	5,949	5,873	18,465	17,092
As a % of total revenue, non-GAAP	10.0%	12.5%	10.7%	12.6%

Loss from operations reconciliation:
GAAP loss from operations	(2,878)	(4,053)	(14,821)	(18,519)
Non-GAAP adjustment:
Stock-based compensation	6,155	4,357	16,686	11,667
Acquisition-related expenses and purchase accounting adjustment	160	--	2,109	--
Amortization of acquisition-related intangible assets	896	--	2,388	--
Non-GAAP income (loss) from operations	$4,333	$304	$6,362	$(6,852)
Loss from operations as a percentage of revenue:
GAAP loss from operations	(4.9%)	(8.6%)	(8.6%)	(13.6%)
Non-GAAP income (loss) from operations	7.3%	0.6%	3.7%	(5.0%)

Net income (loss) reconciliation:
GAAP	$(4,570)	$(4,112)	$(17,966)	$(18,163)
Non-GAAP adjustment:
Stock-based compensation	6,155	4,357	16,686	11,667
Acquisition-related expenses and purchase accounting adjustment	160	--	2,109	--
Amortization of acquisition-related intangible assets	896	--	2,388	--
Non-GAAP Net income (loss)	$2,641	$245	$3,217	$(6,496)

Weighted-average shares used in Non-GAAP basic net income (loss) per share	44,785	40,120	43,830	39,240
Effect of potentially dilutive shares	4,493	3,161	4,573	--
Weighted-average shares used in Non-GAAP diluted net income (loss) per share	49,278	43,281	48,403	39,240

Non-GAAP net income (loss) per share:
Basic	$0.06	$0.01	$0.07	$(0.17)
Diluted	$0.05	$0.01	$0.07	$(0.17)

*As adjusted for the three and nine months ended September 30, 2017 to reflect the adoption of Accounting Standards Update, ASU, No. 2014-09, Revenue from Contracts with Customers (Topic 606).

Apptio, Inc.

Free Cash Flow Non-GAAP Reconciliation

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
		*As Adjusted		*As Adjusted

Net cash (used in) provided by operating activities	$(293)	$9,160	$7,839	$10,903
Less: purchases of property and equipment	(842)	(601)	(2,238)	(2,837)
Free cash flow	$(1,135)	$8,559	$5,601	$8,066

*As adjusted for the three and nine months ended September 30, 2017 to reflect the adoption of Accounting Standards Update, ASU, No. 2014-09, Revenue from Contracts with Customers (Topic 606).

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Investor Contact:

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(425) 279-6101

ir@apptio.com

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